CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the use in the Statement of Additional Information dated May 1, 1995, which constitutes part of this Pre-Effective Amendment No. 1 to the Registration Statement No. 033-63113 on Form N-4 (the "Registration Statement") of our report dated February 8, 1995, relating to the consolidated financial statements of The Equitable Life Assurance Society of the United States, our report dated March 15, 1995, relating to the financial statements of the Separate Account Nos. 3, 4, 190 and 191 of The Equitable Life
Assurance Society of the United States, our report dated February 10, 1995, relating to the financial statements of the Separate Account No. 30 of The Equitable Life Assurance Society of the United States and our report dated February 7, 1995, relating to the financial statements of the Separate
Account No. 8 of The Equitable Life Assurance Society of the United States.
We also consent to references to us under the headings "Condensed Financial Information" and "Miscellaneous - Experts" in the Prospectus dated May 1, 1995, which constitutes part of this Registration Statement.




/s/ Price Waterhouse LLP

PRICE WATERHOUSE LLP
New York, New York
November 21, 1995